UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
(Amendment No. 3)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2006
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Procera Networks, Inc.
(Exact name of Registrant as specified in its charter)

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Nevada	000-49862	33-0974674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cooper Court, Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 354-7200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amended Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by the Registrant on August 31, 2006, as amended and supplemented by the Amended Current Report on Form 8-K/A filed by the Registrant on November 3, 2006 and the Amended Current Report on Form 8-K/A filed by the Registrant on March 8, 2007 (as amended, the “Previous Report”).  Item 9.01 of the Previous Report is hereby amended to provide a revised Exhibit 99.1 to add the opinion of Registrant’s independent accountants, identification and reconciliation between Swedish and US generally accepted accounting principals,  clarification that the financial statements were audited in accordance with US generally accepted accounting standards and an amended Exhibit 99.2 to provide a revision of Proforma statements to reflect the final purchase price and allocation of acquisition amortization.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial statements of business acquired.

The Audited Financial Statements of Netintact and its subsidiary as of and for the years ended June 30, 2005 and June 30, 2006 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)  Pro forma financial information.

The unaudited pro forma combined balance sheet as of October 1, 2006 and the unaudited proforma combined statements of operations for the year ended January 1, 2006 and the nine months ended October 1, 2006 are presented in condensed format and are based on the historical financial statements of Procera Networks, Inc. (“Procera”), Netintact AB and Netintact PTY (collectively “Netintact”) after giving effect to Procera’s acquisition of Netintact are attached hereto as Exhibit 99.2 and are incorporated by reference.

(c)  Exhibits

The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description
2.1*	First Amended and Restated Stock Exchange Agreement and Plan of Reorganization by and between Procera and the Sellers of Netintact dated August 18, 2006
2.2*	Form of Closing Date Warrant Agreement dated August 18, 2006
2.3*	Form of Incentive Warrant Agreement date August 18, 2006
2.4*	Lockup Agreement dated August 18, 2006
2.5*	Voting Agreement dated August 18, 2006
2.6*	Escrow Agreement
23.1	Consent of Ohrlings PricewaterhouseCoopers AB
99.1	Audited Consolidated Financial Statements of Netintact AB, a Swedish corporation, and its subsidiary, as of and for the year ended June 30, 2006 and June 30, 2005
99.2
The unaudited pro forma combined balance sheet as of October 1, 2006 and the unaudited pro forma combined statements of operations for the year ended January 1, 2006 and the nine months ended October 1, 2006 are presented in condensed format and are based on the historical financial statements of Procera Networks, Inc. (“Procera”) and Netintact AB and Netintact PTY (collectively “Netintact”) after giving effect to Procera’s acquisition of Netintact.

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Procera Networks, Inc.

By:	/s/ Paul Eovino
	Name:	Paul Eovino
	Title:	Principal Accounting Officer

Dated: November 26, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1*	First Amended and Restated Stock Exchange Agreement and Plan of Reorganization by and between Procera and the Sellers of Netintact dated August 18, 2006
2.2*	Form of Closing Date Warrant Agreement dated August 18, 2006
2.3*	Form of Incentive Warrant Agreement date August 18, 2006
2.4*	Lockup Agreement dated August 18, 2006
2.5*	Voting Agreement dated August 18, 2006
2.6*	Escrow Agreement
23.1	Consent of Ohrlings PricewaterhouseCoopers AB
99.1	Audited Consolidated Financial Statements of Netintact AB, a Swedish corporation, and its subsidiary, as of and for the year ended June 30, 2006 and June 30, 2005
99.2
The unaudited pro forma combined balance sheet as of October 1, 2006 and the unaudited pro forma combined statements of operations for the year ended January 1, 2006 and the nine months ended October 1, 2006 are presented in condensed format and are based on the historical financial statements of Procera Networks, Inc. (“Procera”) and Netintact AB and Netintact PTY (collectively “Netintact”) after giving effect to Procera’s acquisition of Netintact.

* Previously filed